Exhibit 10(b)

CONSENT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

We consent to the references to our firm under the captions "Financial Highlights" in the Prospectus and to the incorporation by reference in this Pre-Effective Amendment Number 2 to the Registration Statement (Form N-1A)(No. 333-32242) of Mercury Select Growth Fund of Mercury Asset Management Funds, Inc. of our report dated November 8, 1999, included in the 1999 annual report to shareholders of the Turner Funds.

                                                                                              /s/ ERNST & YOUNG LLP

                                                                                                 ERNST & YOUNG LLP

Philadelphia, Pennsylvania
June 9, 2000